SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                        TEMPLETON GLOBAL INVESTMENT TRUST
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:


PAGE




[LOGO](R)
FRANKLIN(R) TEMPLETON(R)


                        TEMPLETON GLOBAL INVESTMENT TRUST
                          TEMPLETON LATIN AMERICA FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting scheduled for Friday, November 12, 1999 at 10:00 a.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R)(1-800/342-5236).



                                TELEPHONE VOTING

  FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.


PAGE

                        TEMPLETON GLOBAL INVESTMENT TRUST
                                  ON BEHALF OF
                          TEMPLETON LATIN AMERICA FUND
                           500 EAST BROWARD BOULEVARD
                         FORT LAUDERDALE, FL 33394-3091


Dear Shareholders:

I am writing to request that you consider four matters relating to your investment in Templeton Latin America Fund (the "Fund"), a series of Templeton Global Investment Trust (the "Trust"). The Board of Trustees asks that you cast your vote in favor of:

     1. Changing the classification of the Fund from a diversified to a non-diversified fund;

     2.  Amending six of the Fund's fundamental investment restrictions;

     3.  Eliminating five of the Fund's fundamental investment restrictions;
         and

     4. Granting proxyholders the authority to vote upon any other business that may properly come before the meeting or any adjournment(s) thereof.

We have proposed a change to the classification of the Fund from a diversified to a non-diversified investment company. If approved, the Fund would be permitted to invest all of its assets in the securities of relatively few issuers. We have also proposed amending or eliminating certain fundamental investment restrictions. We believe that the recommended changes will provide additional investment opportunities for the Fund, as further described in the attached proxy statement. We urge you to approve these proposals which are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment objectives.

The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Trust, we hope that this format will be helpful to you.

Your vote is important to the Fund. On behalf of the Trustees, thank you in advance for considering these issues and for promptly returning your proxy card.

                                   Sincerely,


                                   Mark G. Holowesko
                                   PRESIDENT
PAGE

                      This page intentionally left blank.

PAGE

[LOGO](R)
FRANKLIN(R) TEMPLETON(R)


                       TEMPLETON GLOBAL INVESTMENT TRUST
                                 ON BEHALF OF
                         TEMPLETON LATIN AMERICA FUND
                          500 EAST BROWARD BOULEVARD
                        FORT LAUDERDALE, FL 33394-3091

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING

                        TO BE HELD ON NOVEMBER 12, 1999

A Special Shareholders' Meeting ("Meeting") of Templeton Latin America Fund (the "Fund"), a series of Templeton Global Investment Trust (the "Trust"), will be held at the Trust's offices at 500 East Broward Boulevard, Fort Lauderdale, FL 33394, at 10:00 a.m. (Eastern time), on Friday, November 12, 1999.

During the Meeting, shareholders of the Fund will vote on the following proposals and sub-proposals:

1. To change the classification of the Fund from a diversified to a non-diversified fund, which is fundamental.

2. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals).

     (a) To amend the Fund's fundamental investment restriction regarding borrowing;

     (b) To amend the Fund's fundamental investment restriction regarding underwriting;

     (c) To amend the Fund's fundamental investment restriction regarding lending;

     (d) To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities;

     (e) To amend the Fund's fundamental investment restriction regarding issuing senior securities; and

     (f) To amend the Fund's fundamental investment restriction regarding industry concentration.

3. To approve the elimination of certain of the Fund's fundamental investment restrictions.

4. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.

The Board of Trustees has fixed Wednesday, September 15, 1999 as the record date for determination of shareholders entitled to vote at the Meeting or any adjourned Meeting.

Please note that a separate vote is required for each Proposal or Sub-Proposal.


                                    By Order of the Board of Trustees,


                                    Barbara J. Green
                                    SECRETARY

Fort Lauderdale, Florida
October 14, 1999

    PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

PAGE

                      This page intentionally left blank.
PAGE

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
PROXY STATEMENT

Questions and Answers ..............................................................     1
Proposal 1:   To Change the Classification of the Fund from Diversified to
              Non-Diversified ......................................................     2

Proposal 2:   To Approve Amendments to Certain of the Fund's Fundamental Investment
              Restrictions (Includes 6 Sub-Proposals) ..............................     4

    2a:       Borrowing ............................................................     4

    2b:       Underwriting .........................................................     5

    2c:       Lending ..............................................................     6

    2d:       Real Estate and Commodities ..........................................     7

    2e:       Issuing Senior Securities ............................................     8

    2f:       Industry Concentration ...............................................     9

Proposal 3:   To Approve the Elimination of Certain of the Fund's Fundamental
              Investment Restrictions ..............................................    10

Proposal 4:   Other Business .......................................................    12

EXHIBITS

Exhibit A:    Fundamental Investment Restrictions Proposed to be Amended or
              Eliminated ...........................................................    A-1

Exhibit B:    Current Fundamental Investment Restrictions Proposed to be Eliminated     B-1


                                       i

PAGE

                      This page intentionally left blank.

PAGE

                        TEMPLETON GLOBAL INVESTMENT TRUST
                          TEMPLETON LATIN AMERICA FUND

                                 PROXY STATEMENT

QUESTIONS AND ANSWERS

/diamond/INFORMATION ABOUT VOTING

   WHO IS ASKING FOR MY VOTE?

   The Trustees of Templeton Global Investment Trust (the "Trust") in connection with the Special Shareholders' Meeting of Templeton Latin America Fund (the "Fund"), a series of the Trust, to be held Friday, November 12, 1999 (the "Meeting"), have requested your vote on several matters.

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record of the Fund at the close of business on Wednesday, September 15, 1999 are entitled to vote at the Meeting or any adjourned meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold, on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about October 14, 1999.

     ON WHAT ISSUES AM I BEING ASKED TO VOTE?

     You are being asked to vote on the following proposals:

     1. To change the classification of the Fund from diversified to non-diversified;

     2. To amend certain of the Fund's fundamental investment restrictions;

     3. To eliminate certain of the Fund's fundamental investment restrictions; and

     4. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.

     HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

     The Trustees recommend that you vote:

     1. FOR the change of the classification of the Fund from diversified to non-diversified;

     2. FOR the amendment of each of the Fund's fundamental investment restrictions proposed to be amended;

     3. FOR the elimination of certain of the Fund's fundamental investment restrictions proposed to be eliminated; and

     4. FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting or any adjournment(s) thereof.

PAGE

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of changing the classification of the Fund from diversified to non-diversified (Proposal 1), IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 2a-2f), IN FAVOR of eliminating certain of the Fund's fundamental investment restrictions (Proposal 3), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that properly may come before the Meeting (Proposal 4).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or later-dated proxy card to the Fund that is received at or prior to the Meeting, or attending the Meeting and voting in person.

/diamond/ THE PROPOSALS

   PROPOSAL 1: TO CHANGE THE CLASSIFICATION OF THE FUND FROM DIVERSIFIED TO
               NON-DIVERSIFIED

   WHAT DOES THE FUND'S CURRENT CLASSIFICATION AS "DIVERSIFIED" MEAN?

   The Fund is currently classified as "diversified" according to the Investment Company Act of 1940, as amended ("1940 Act"). This classification requires the Fund to have an investment policy prohibiting it, as to 75% of its total assets, from investing more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by the U.S. government, its agencies or instrumentalities or securities of other investment companies), and to not more than 10% of the outstanding voting securities of such issuer. Under the 1940 Act, the remaining 25% of the Fund's total assets may be invested without regard to the 5% and 10% limitations. Consistent with many mutual funds, the Fund, while having claimed diversified status since its inception, also has a fundamental investment restriction summarizing the diversification requirements of the 1940 Act. The restriction, which currently appears in the Fund's Statement of Additional Information as restriction number 2, states that the Fund may not:

     PURCHASE ANY SECURITY (OTHER THAN OBLIGATIONS OF THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES) IF, AS A RESULT, AS TO 75% OF [THE]
     FUND'S TOTAL ASSETS (A) MORE THAN 5% OF THE FUND'S TOTAL ASSETS WOULD THEN BE INVESTED IN SECURITIES OF ANY SINGLE ISSUER, OR (B) THE FUND WOULD THEN OWN MORE THAN 10% OF THE VOTING SECURITIES OF ANY SINGLE ISSUER...

   The Fund's investment adviser, Templeton Investment Counsel, Inc. ("Investment Counsel"), has recommended changing the Fund's classification from "diversified" to "non-diversified." Under the 1940 Act, a change from diversified to non-diversified status requires a shareholder vote. In addition, elimination of a fundamental investment restriction requires such a vote. If Proposal 1 is approved by shareholders, the Fund's status would change and its fundamental investment restriction regarding diversification would be eliminated.

   WHY IS THE BOARD RECOMMENDING A CHANGE TO THE FUND'S CURRENT
   CLASSIFICATION?

   Investment Counsel has described to the Board that in the Latin American region, investment opportunities are concentrated in a relatively small number of issuers. In fact, according to


                                       2
PAGE

   Investment Counsel, the diversified nature of the Fund, which causes it to invest in a greater number of issuers, is impeding the Fund's ability to fully benefit from the performance of certain securities each of which comprises a significant percentage of certain regional indices. Thus, the non-diversified status of the Fund puts it at a competitive disadvantage compared with other funds which have the ability to invest in the securities of fewer issuers.

   According to Investment Counsel, changing the Fund to non-diversified may provide additional investment flexibility that, in light of the Fund's regional focus, would be in the best interests of shareholders. Although greater investment flexibility would result from a change to non-diversified status, it should be noted that the Fund intends to continue to operate in compliance with diversification requirements of the Internal Revenue Code ("Code") in order to qualify as a regulated investment company under the Code. These Code provisions require that the Fund limit its investments so that, at the close of each quarter of its taxable year (i) not more than 25% of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, and (ii) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), government securities and securities of other regulated investment companies, and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer.

   WHAT ARE THE RISKS OF SUCH A CHANGE TO THE FUND'S STATUS?

   Changing the Fund to non-diversified involves potential risks, including the potential that changes in the value of a single issuer's securities may have a greater effect on the Fund's performance and share price than if the Fund remained diversified. The Latin American stock markets are relatively undeveloped and there are few larger issuers in which to invest. Therefore, a drop in the price of a small number of issuers could significantly negatively impact the net asset value of the Fund.

                       THE BOARD OF TRUSTEES RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 1

                                      * * *

                      INTRODUCTION TO PROPOSALS 2 AND 3.

   WHY IS THE FUND AMENDING OR ELIMINATING CERTAIN OF ITS FUNDAMENTAL INVESTMENT RESTRICTIONS?

   The Fund is subject to certain investment restrictions which govern its investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental" which means that they can only be changed by a shareholder vote. An investment company may designate additional investment restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Trustees without shareholder approval.

   After the Trust was formed, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were eliminated by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. As a result of NSMIA, the Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Trustees recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. The proposed restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

                                       3
PAGE

   By reducing the total number of investment restrictions that can be changed only by a shareholder vote, management of the Fund believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The management of the Fund also believes that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will increase as a result of these changes.

   The proposed changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, Investment Counsel does not anticipate that the changes, individually or in the aggregate (with the exception of the proposed elimination of the investment restriction relating to diversification), will result in a material change in the level of investment risk associated with investment in the Fund. Investment Counsel does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed.

   The Fund's existing investment restrictions, together with the recommended changes to these restrictions are detailed in Exhibit A. Shareholders are requested to vote on each Sub-Proposal in Proposal 2 separately.

   PROPOSAL 2: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
               INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 2a-2f)

   SUB-PROPOSAL 2a: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

   The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

   Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person, provided that such borrowing is privately arranged. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

   WHAT IS THE FUND'S CURRENT BORROWING RESTRICTION?

   The Fund's current borrowing restriction states that the Fund may not:

     BORROW MONEY, EXCEPT THAT [IT] MAY BORROW MONEY FROM BANKS IN AN AMOUNT NOT EXCEEDING 33 1/3% OF THE VALUE OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED).

   WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE
   FUND?

   As described in the Fund's current investment restriction 5, the Fund is presently permitted to borrow up to one-third of its total assets, but it is limited to borrowing from banks. The proposed restriction would retain the legally permissible one-third of total assets limitation, but would also permit the Fund to borrow cash from affiliated investment companies. The Fund, together with other funds in the Franklin Templeton Group of Funds, has requested an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that would permit the Fund to borrow money from affiliated Franklin and Templeton funds. If this order is approved, the new restriction

                                       4
PAGE

   would permit the Fund, under certain circumstances, to borrow money from other Franklin and Templeton funds at rates which are more favorable than those which the Fund would receive if it borrowed from banks or other lenders.

   WHAT IS THE FUND'S PROPOSED BORROWING RESTRICTION?

   If approved by shareholders, the borrowing restriction will be revised to state that the Fund may not:

     BORROW MONEY, EXCEPT THAT THE FUND MAY BORROW MONEY FROM BANKS OR AFFILIATED INVESTMENT COMPANIES TO THE EXTENT PERMITTED BY THE 1940 ACT, OR ANY EXEMPTIONS THEREFROM WHICH MAY BE GRANTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION, OR FOR TEMPORARY OR EMERGENCY PURPOSES AND THEN IN AN AMOUNT NOT EXCEEDING 33 1/3% OF THE VALUE OF THE FUND'S TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED).

   SUB-PROPOSAL 2b: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

   Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

   The Fund's current restriction relating to underwriting is combined with restrictions relating to other issues in investment restriction 3. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from the others currently contained in the Fund's fundamental investment restriction 3. These restrictions relate to (i) the issuance of senior securities and (ii) the purchase of securities on margin or selling short, which are proposed to be amended and eliminated in other Proposals of this proxy statement (namely, Sub-Proposal 2e and Proposal 3).

   WHAT IS THE FUND'S CURRENT UNDERWRITING RESTRICTION?

   The Fund's current restriction relating to underwriting states, in relevant part, that the Fund may not "Act as an underwriter... "

   WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUND?

   The proposed restriction relating to underwriting is substantially similar to the current restriction. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with certain provisions of the 1940 Act.

   The proposed restriction also specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. By separating the proposed underwriting restriction from several other issues, the

                                       5
PAGE

   investment restrictions on the Fund would be clarified. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

   WHAT IS THE FUND'S PROPOSED UNDERWRITING RESTRICTION?

   If approved by shareholders, the Fund's underwriting restriction will be revised to state that the Fund may not:

     ACT AS AN UNDERWRITER EXCEPT TO THE EXTENT THE FUND MAY BE DEEMED TO BE AN UNDERWRITER WHEN DISPOSING OF SECURITIES IT OWNS OR WHEN SELLING ITS OWN SHARES.

   SUB-PROPOSAL 2c: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

   Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be loans from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental investment restriction specifically carves out such policies from its prohibitions.

   In addition, the Fund's current fundamental investment restriction presently explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

   WHAT IS THE FUND'S CURRENT LENDING RESTRICTION?

   The Fund's lending restriction currently states that the Fund may not:

     LOAN MONEY, EXCEPT THAT [THE] FUND MAY (A) PURCHASE A PORTION OF AN ISSUE OF PUBLICLY DISTRIBUTED BONDS, DEBENTURES, NOTES AND OTHER EVIDENCES OF INDEBTEDNESS, (B) ENTER INTO REPURCHASE AGREEMENTS AND (C) LEND ITS PORTFOLIO SECURITIES.

   WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE
   FUND?

   The proposed restriction would provide the Fund with greater lending flexibility. While the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans which recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund additional flexibility to make loans to affiliated investment companies to the extent permitted by exemptions granted by the SEC. For example, the Franklin Templeton Group of Funds, including the Fund, has requested an exemptive order from the SEC (the "Lending Order") that would permit the Fund to lend cash to other Franklin and Templeton funds. If the Lending Order is approved, the new restriction would permit the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

                                       6
PAGE

   WHAT IS THE FUND'S PROPOSED LENDING RESTRICTION?

   If approved by shareholders, the Fund's underwriting restriction will be revised to state that the Fund may not:

     MAKE LOANS TO OTHER PERSONS EXCEPT (A) THROUGH THE LENDING OF ITS PORTFOLIO SECURITIES, (B) THROUGH THE PURCHASE OF DEBT SECURITIES, LOAN PARTICIPATIONS AND/OR ENGAGING IN DIRECT CORPORATE LOANS IN ACCORDANCE WITH ITS INVESTMENT OBJECTIVES AND POLICIES, AND (C) TO THE EXTENT THE ENTRY INTO A REPURCHASE AGREEMENT IS DEEMED TO BE A LOAN. THE FUND MAY ALSO MAKE LOANS TO AFFILIATED INVESTMENT COMPANIES TO THE EXTENT PERMITTED BY THE 1940 ACT OR ANY EXEMPTIONS THEREFROM WHICH MAY BE GRANTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.

   SUB-PROPOSAL 2d: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES.

   Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund's current investment restrictions relating to real estate and commodities are included in investment restriction 1. This restriction also includes restrictions relating to investment in other open-end investment companies and investment in oil, gas or other mineral exploration or development programs. Adoption of this Sub-Proposal would result in the creation of an investment restriction relating only to real estate and commodities investments. The restrictions relating to the other activities contained in current restriction 1 are proposed to be eliminated in another Proposal in this proxy statement (namely, Proposal 3).

   WHAT ARE THE FUND'S CURRENT RESTRICTIONS REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES?

   The Fund's current restriction regarding investments in real estate and commodities states, in relevant part, that the Fund may not:

     INVEST IN REAL ESTATE OR MORTGAGES ON REAL ESTATE (ALTHOUGH THE [FUND] MAY INVEST IN MARKETABLE SECURITIES SECURED BY REAL ESTATE OR INTERESTS THEREIN) . . . OR PURCHASE OR SELL COMMODITY CONTRACTS (EXCEPT FUTURES CONTRACTS AS DESCRIBED IN [THE] FUND'S PROSPECTUS).

   WHAT EFFECT WILL AMENDING THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUND?

   REAL ESTATE: The proposed restriction specifically would reference the Fund's ability to purchase securities of real estate investment trusts ("REITS") to the extent that an investment in REITS would otherwise meet the Fund's investment criteria. Investing in REITS has gained in popularity since the early 1990s, and the number of REITS available for investment also has increased dramatically. The proposed restriction would also eliminate the current prohibition on the Fund's investing in mortgages.

   The Fund's existing restriction would permit an investment in REITS as well, as REITS are "marketable securities secured by real estate or interests therein" as recited in existing restriction l. However, the Fund will continue to be prohibited from directly purchasing or selling real estate. It is not anticipated that this modification will involve any additional risk to the Fund as the Fund does not currently and has not in the past invested in real estate or real estate-related securities.

   COMMODITIES: Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes.

   The proposed restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. This authority has been disclosed in the Fund's statement of

                                       7
PAGE

   additional information and has been referenced in the current carve-out to investment restriction 1, as well as in investment restriction 3. Therefore, it is not anticipated that the proposed restriction would involve any additional risk to the Fund.

   WHAT IS THE FUND'S PROPOSED RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES?

   If approved by shareholders, the Fund's proposed restriction regarding investments in real estate and commodities will state that the Fund may not:

     PURCHASE OR SELL REAL ESTATE AND COMMODITIES, EXCEPT THAT THE FUND MAY PURCHASE OR SELL SECURITIES OF REAL ESTATE INVESTMENT TRUSTS, MAY PURCHASE OR SELL CURRENCIES, MAY ENTER INTO FUTURES CONTRACTS ON SECURITIES, CURRENCIES, AND OTHER INDICES OR ANY OTHER FINANCIAL INSTRUMENTS, AND MAY PURCHASE AND SELL OPTIONS ON SUCH FUTURES CONTRACTS.

   SUB-PROPOSAL 2e: TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING ISSUING SENIOR SECURITIES.

   Under the 1940 Act, the Fund must have an investment policy describing its position with respect to senior securities. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

   SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside money or securities with its custodian bank to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

   The Fund's current investment restriction relating to senior securities is combined with restrictions relating to other issues. The adoption of this Sub-Proposal would result in the separation of the Fund's senior securities restriction from the underwriting restriction, which is currently contained in fundamental investment restriction 3, which is set forth in its entirety in Exhibit A, and which is proposed to be amended in another Sub-Proposal in this proxy statement (namely, Sub-Proposal 2b). Current restriction 3 also contains a restriction relating to the purchase of securities on margin and short sales. The restriction relating to the purchase of securities on margin is proposed to be eliminated as part of another proposal in this proxy statement (namely, Proposal 3). The restriction on short sales, included in current investment restriction 3, would be carved out of the new senior securities restriction, as further described below.

   WHAT IS THE FUND'S CURRENT RESTRICTION CONCERNING ISSUING SENIOR
   SECURITIES?

   The Fund's current restriction concerning issuing senior securities is fundamental and states that the Fund may not:

     . . . [I]SSUE SENIOR SECURITIES EXCEPT AS SET FORTH IN INVESTMENT RESTRICTION 6 BELOW; OR PURCHASE ON MARGIN OR SELL SHORT, EXCEPT THAT [THE] FUND MAY MAKE MARGIN PAYMENTS IN CONNECTION WITH FUTURES, OPTIONS AND CURRENCY TRANSACTIONS.

   "Restriction 6" referenced above currently carves out an exception for escrow, collateral and margin arrangements in connection with the use of options, futures contracts and options on futures contracts.

                                       8
PAGE

   WHAT EFFECT WILL AMENDING THE RESTRICTION REGARDING ISSUING SENIOR SECURITIES HAVE ON THE FUND?

   The proposed restriction would permit the Fund to engage in permissible types of leveraging transactions. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions and short sales) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws provided that certain regulatory conditions are met.

   By separating the proposed senior securities restriction from several other issues, the restrictions on the Fund will also be clarified. The Board does not anticipate that any additional risk to the Fund will occur as a result of amending the current restriction and making it fundamental because the Fund has no present intention of changing its current investment policies or engaging in transactions that may be interpreted as issuing senior securities which it previously was not permitted to do.

   WHAT IS THE FUND'S PROPOSED RESTRICTION REGARDING ISSUING SENIOR
   SECURITIES?

   If approved by shareholders, the Fund's senior securities restriction will be a fundamental restriction, and will state that the Fund may not:

     ISSUE SECURITIES SENIOR TO THE FUND'S PRESENTLY AUTHORIZED SHARES OF BENEFICIAL INTEREST, EXCEPT THAT THIS RESTRICTION SHALL NOT BE DEEMED TO PROHIBIT THE FUND FROM (A) MAKING ANY PERMITTED BORROWINGS, LOANS, MORTGAGES OR PLEDGES, (B) ENTERING INTO OPTIONS, FUTURES CONTRACTS, FORWARD CONTRACTS, REPURCHASE TRANSACTIONS, OR REVERSE REPURCHASE TRANSACTIONS, OR (C) MAKING SHORT SALES OF SECURITIES TO THE EXTENT PERMITTED BY THE 1940 ACT AND ANY RULE OR ORDER THEREUNDER, OR U.S. SECURITIES AND EXCHANGE COMMISSION STAFF INTERPRETATIONS THEREOF.

   SUB-PROPOSAL 2f: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

   Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. A fund is not permitted to concentrate its investments in a particular industry unless it so states.

   WHAT IS THE FUND'S CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION?

   The Fund's current restriction regarding concentration states that the Fund may not "Invest more than 25% of its total assets in a single industry."

   WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

   The Fund's existing fundamental restriction 7 recites the Fund's concentration policy, stating that the Fund may not invest more than 25% of its total assets in a single industry. The new restriction provides the Fund with added flexibility because, consistent with the 1940 Act, it exempts from the 25% limitation (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and (ii) the securities of other investment companies. It also recites the current federal securities law requirement with respect to concentration that limits investments to "net" assets as opposed to "total" assets. This investment flexibility will help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund is currently managed as the Fund does not intend to begin concentrating in shares of the U.S. government or any of its agencies or instrumentalities or of other investment companies.

                                       9
PAGE

   WHAT IS THE FUND'S PROPOSED RESTRICTION REGARDING INDUSTRY CONCENTRATION?

   If approved by shareholders, the Fund's restriction relating to concentration will be revised to state that the Fund may not:

     CONCENTRATE (INVEST MORE THAN 25% OF ITS NET ASSETS) IN SECURITIES OF ISSUERS IN A PARTICULAR INDUSTRY (OTHER THAN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES OR
     INSTRUMENTALITIES OR SECURITIES OF OTHER INVESTMENT COMPANIES).

                       THE BOARD OF TRUSTEES RECOMMENDS
                     THAT YOU APPROVE SUB-PROPOSALS 2a-2f

                                   *   *   *

   PROPOSAL 3: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL
                 INVESTMENT RESTRICTIONS

   WHICH FIVE (5) FUNDAMENTAL INVESTMENT RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

   Several of the Fund's fundamental investment restrictions were originally drafted in response to state laws and regulations, which, due to NSMIA, are no longer in accordance with SEC staff positions since the positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include all or certain portions of current restrictions 1, 3, 6 and 8 among its fundamental investment restrictions. Investment Counsel has recommended, and the Board has determined, that certain of these current fundamental investment restrictions should be eliminated.

   The exact wording of the restrictions proposed to be eliminated (referred to in this Proposal 3 as the "Restrictions"), has been compiled in Exhibit B, which is entitled, "Current Fundamental Investment Restrictions Proposed to be Eliminated," for ease of reference.

   INVESTMENT IN OTHER INVESTMENT COMPANIES:

   One aspect of the Fund's current investment restriction number 1 limits the Fund's ability to invest in other open-end investment companies except in connection with a merger, consolidation, acquisition or reorganization. This restriction, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental restriction

   Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on a fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

   Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities. Elimination of the restriction would, however, permit the Fund to invest cash held at the end of the day in money market funds. The Fund, together with other funds in the Franklin Templeton Group of Funds, has obtained an exemptive order from the SEC (the "Cash Sweep Order") to permit the Franklin and Templeton funds to

                                       10
PAGE

   invest their uninvested cash balances in one or more Franklin or Templeton money market funds. Eliminating the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investment in other investment companies in these limited circumstances.

   OIL, GAS AND MINERAL INTERESTS:

   One aspect of the Fund's current fundamental investment restriction number 1 limits the Fund's ability to buy or sell interests in oil, gas or mineral exploration or development programs. This restriction was originally included in the Fund's fundamental restrictions in response to various state law requirements, but under NSMIA, the Fund is no longer legally required to retain such policies as fundamental restrictions.

   As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund as the Fund has not previously, nor does it currently intend to engage in these types of investments.

   SECURITIES ON MARGIN AND SHORT SALES:

   One aspect of the Fund's current fundamental investment restriction number 3 limits the Fund's ability to purchase securities on margin or sell securities short. This restriction was originally included in response to the various state law requirements which specifically required funds to have policies in this regard. As discussed earlier in the introduction, under NSMIA the Fund is no longer required by state law to retain fundamental policies regarding these types of investment activities.

   As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin or selling securities short should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. Under SEC interpretations, the Fund's ability to sell securities short raises senior security issues. Accordingly, the Fund's ability to sell securities short is addressed in the proposed restriction relating to issuing senior securities (described in Sub-Proposal 2e). Under the proposed restriction, the Fund would be permitted to sell securities short to the extent permitted by the 1940 Act, and any rule or exemptive order granted by the SEC. The Fund's ability to purchase securities on margin also raises senior security issues and is similarly prohibited under the 1940 Act. Elimination of the restriction, therefore, would not affect the Fund's ability to purchase on margin.

   The Fund's current investment restriction relating to the purchase of securities on margin and short sales is combined with restrictions relating to other issues. The adoption of Proposal 3 would result in the elimination of the Fund's prohibition against the purchase of securities on margin and short sales presently contained in this restriction. The other issues covered by this restriction, namely, the restrictions relating to underwriting, are proposed to be amended in Sub-Proposal 2b, and the restriction relating to senior securities and short sales are proposed to be amended in Sub-Proposal 2e.

   MORTGAGE, PLEDGE AND HYPOTHECATE ASSETS:

   The Fund's current fundamental investment restriction number 6 limits the Fund's ability to mortgage, pledge or hypothecate its assets in many instances. This restriction was originally included in response to state law requirements, but under NSMIA, the Fund is no longer legally required to retain such policies as fundamental restrictions. The activities addressed in this restriction arguably raise senior security issues. The proposed senior security restriction described in Sub-Proposal 2e would adequately address these issues. Some of the specific language contained

                                       11
PAGE

   in current restriction 6 which identifies certain activities that are not considered to be prohibited by the restriction, would not be specifically retained. It is now widely accepted, however, that these activities described in the current restriction do not create senior security issues for a fund.

   As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund as the Fund has not previously, nor does it currently intend to mortgage, pledge or hypothecate its assets beyond what it would be permitted to do under its present restrictions.

   JOINT AND JOINT AND SEVERAL TRADING ACCOUNTS:

   The Fund's current fundamental investment restriction number 8 limits the Fund's ability to participate on a joint or a joint and several basis in any trading account in securities. This restriction was originally included in response to the various state law requirements to which mutual funds used to be subject, but under NSMIA, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

   As a general matter, elimination of this fundamental restriction relating to participating in a securities trading account should not have an impact on the day-to-day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. Joint transactions are generally prohibited under the 1940 Act, and the Fund would continue to remain subject to the conditions imposed on joint transactions by the 1940 Act and any exemptions granted by the SEC. Finally, the Fund has not previously, nor does it currently intend to engage in this investment activity.

   WHY IS THE BOARD RECOMMENDING THAT THE RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL SUCH ELIMINATION HAVE ON THE FUND?

   Eliminating the Restrictions, as described above, is consistent with the federal securities laws. Further, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the management of the Fund believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. Management of the Fund also believes that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goals.

   WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

   It is not anticipated that eliminating the Restrictions will result in any additional risk to the Fund. Although many of the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these five areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these Restrictions.

                       THE BOARD OF TRUSTEES RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 3

                                   *   *   *

   PROPOSAL 4: OTHER BUSINESS

   The Trustees do not intend to bring any matters before the Meeting other than Proposals 1, 2, and 3 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

                                       12
PAGE

/diamond/ INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. Templeton Investment Counsel, Inc. ("Investment Counsel"), 500 East Broward Boulevard, Fort Lauderdale, Florida, 33394-3091 serves as the Fund's investment manager. Investment Counsel is wholly owned by Franklin Resources, Inc. ("Resources").

   THE FUND ADMINISTRATOR. Franklin Templeton Services, Inc. ("FT Services"), whose principal address is 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly owned subsidiary of Resources and is an affiliate of Investment Counsel and the Fund's principal underwriter.

   THE UNDERWRITER. The underwriter for the Fund is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Franklin/Templeton Investor Services, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   THE CUSTODIAN. The Chase Manhattan Bank, MetroTech Center, Brooklyn, NY 11245, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended March 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R)(1-800/342-5236) or forward a written request to Franklin/Templeton Investor Services, Inc., 100 Fountain Parkway, P.O.
   Box 33030, St. Petersburg, Florida 33733-8030.

   PRINCIPAL SHAREHOLDERS. As of September 15, 1999, there were 1,614,724.028 outstanding shares of Templeton Latin America Fund -- Class A; 421,295.333 outstanding shares of Templeton Latin America Fund -- Class C and 66,662.032 outstanding shares of Templeton Latin America Fund -- Advisor Class and total net assets of $17,994,500.37. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of September 15, 1999, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Trust's management, as of September 15, 1999, no Trustee of the Trust owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

/diamond/ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust, on behalf of the Fund, has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $11,251 and $15,451. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Trustees and officers of the Trust, or regular employees and agents of Investment Counsel involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation.

   In addition to solicitations by mail, some of the executive officers and employees of the Trust, Investment Counsel and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

                                       13
PAGE

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that New York Stock Exchange Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. One third of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (I.E., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, approval of Proposals 1, 2, and 3, which would adopt the change of the Fund's classification from diversified to non-diversified, and amendments to, or elimination of, fundamental investment restrictions, require the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy. Approval of Proposal 4, for the proxyholders to have discretion to vote on the transaction of any other business that may properly come before the Meeting, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

   OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, Attn: Secretary, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                             By Order of the Board of Trustees,


                             Barbara J. Green
                             SECRETARY

   Fort Lauderdale, Florida
   October 14, 1999

                                       14
PAGE

                                   EXHIBIT A
   FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED


PROPOSAL     RESTRICTION           CURRENT INVESTMENT RESTRICTION               PROPOSED INVESTMENT RESTRICTION
OR SUB-
PROPOSAL                           The Fund may not:                            The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------
1          Diversification         2. Purchase any security (other than         Proposed to be eliminated.
                                   obligations of the U.S. government, its
                                   agencies or instrumentalities) if, as a
                                   result, as to 75% of [the] Fund's total
                                   assets (a) more than 5% of the Fund's
                                   totalassets would then be invested in
                                   securities of any single issuer, or (b)
                                   the Fund would then own more than 10% of
                                   the voting securities of any single
                                   issuer...
------------------------------------------------------------------------------------------------------------------------------
2a         Borrowing               5. Borrow money, except that [it] may        1. Borrow money, except that the fund may
                                   borrow money from banks in an amount not     borrow money from banks or affiliated
                                   exceeding 33 1/3% of the value of its        investment companies to the extent permitted
                                   total assets (including the amount           by the 1940 Act, or any exemptions therefrom
                                   borrowed).                                   which may be granted by the U.S. Securities
                                                                                and Exchange Commission, or for temporary or
                                                                                emergency purposes and then in an amount not
                                                                                exceeding 33 1/3% of the value of the fund's
                                                                                total assets (including the amount borrowed).
-----------------------------------------------------------------------------------------------------------------------------
2b         Underwriting            3. Act as an underwriter...                  2. Act as an underwriter except to the extent
                                                                                the fund may be deemed to be an underwriter
                                                                                when disposing of securities it owns or when
                                                                                selling its own shares.

                                      A-1

PAGE


PROPOSAL   RESTRICTION             CURRENT INVESTMENT RESTRICTION               PROPOSED INVESTMENT RESTRICTION
OR SUB-
PROPOSAL                           The Fund may not:                            The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------
2c         Lending                 4. Loan money, except that [the] fund        3. Make loans to other persons except (a)
                                   may (a) purchase a portion of an issue       through the lending of its portfolio securities
                                   purchase a portion of an issue of            (b) through the purchase of debt securities,
                                   publicly distributed bonds, debentures,      loan participations and/or engaging in direct
                                   distributed bonds, debentures, notes and     corporate loans in accordance with its
                                   other evidences of indebtedness, (b)enter    investment objectives and policies, and (c) to
                                   evidences of indebtedness, (b) enter into    the extent the entry into a repurchase
                                   repurchase agreements and (c) lend its       agreement is deemed to be a loan. The fund
                                   portfolio securities.                        may also make loans to affiliated investment
                                                                                companies to the extent permitted by the 1940
                                                                                Act or any exemptions therefrom which may be
                                                                                granted by the U.S. Securities and Exchange
                                                                                Commission.
-----------------------------------------------------------------------------------------------------------------------------
2d        Real estate and          1. Invest in real estate or mortgages on     4. Purchase or sell real estate and
          commodities              real estate (although the [fund] may invest  commodities, except that the fund may
                                   in marketable securities secured by real     purchase or sell securities of real estate
                                   estate or interests therein); invest in      investment trusts, may purchase or sell
                                   other open-end investment companies (except  currencies, may enter into futures contracts on in connection with a merger, consolidation,  securities, currencies, and other indices or any
                                   acquisition or reorganization); invest in    other financial instruments, and may purchase
                                   interests (other than publicly issued        and sell options on such futures contracts.
                                   debentures or equity stock interests) in
                                   oil, gas or other mineral exploration or
                                   development programs; or purchase or sell
                                   commodity contracts (except futures contracts
                                   as described in [the] fund's Prospectus).
-----------------------------------------------------------------------------------------------------------------------------

                                      A-2
PAGE



PROPOSAL     RESTRICTION           CURRENT INVESTMENT RESTRICTION               PROPOSED INVESTMENT RESTRICTION
OR SUB-
PROPOSAL                           The Fund may not:                            The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------
2e        Senior Securities        3. ... [I]ssue senior securities except as   5. Issue securities senior to the fund's presently
                                   forth in investment restriction 6 below; or  authorized shares of beneficial interest, except
                                   purchase on margin or sell short, except     that this restriction shall not be deemed to
                                   that [the] fund may make margin payments in  prohibit the fund from (a) making any permitted
                                   connection with futures, options and         borrowings, loans, mortagages or pledges, (b)
                                   currency transactions.                       entering into options, futures contracts, forward
                                                                                contracts, repurchase transactions, or reverse
                                                                                repurchase transactions, or (c) making short sales
                                                                                of securities to theextent permitted by the 1940
                                                                                Act and any rule or order thereunder, or U.S.
                                                                                Securities and Exchange Commission staff
                                                                                interpretations thereof.
-----------------------------------------------------------------------------------------------------------------------------
2f        Concentration            7. Invest more than 25% of its total assets  6. Concentrate (invest more than 25% of its net
                                   in a single industry.                        assets) in securities of issuers in a particular
                                                                                industry (other than securities issued or
                                                                                guaranteed by the U.S. government or any of its
                                                                                agencies or instrumentalities or securities of
                                                                                other investment companies).
-----------------------------------------------------------------------------------------------------------------------------
3         Purchase Securities      6. Mortgage, pledge or hypothecate its       Proposed to be eliminated.
          on                       assets (except as may be necessary in
          Margin/Mortgage/         connection with permitted borrowings)
          Pledge and               provided, however, this does not prohibit
          Hypothecate              escrow, collateral or margin arrangements in
          Assets                   connection with its use of options, futures
                                   contracts and options on future [sic]
                                   contracts.
-----------------------------------------------------------------------------------------------------------------------------
3         Joint and Joint and      8. Participate on a joint or a joint and     Proposed to be eliminated.
          Several Trading          several basis in any trading account in
          Accounts                 securities
-----------------------------------------------------------------------------------------------------------------------------

                                      A-3
PAGE

                                   EXHIBIT B
     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE ELIMINATED

All or a part of each of the following five (5) current fundamental investment restrictions of the Fund have been proposed to be eliminated:


SUBJECT                  CURRENT INVESTMENT RESTRICTIONS STATE THAT THE FUND MAY NOT:
-------------------------------------------------------------------------------------
Other Investment         1.  . . . invest in other open-end investment companies
Companies                (except in connection with a merger, consolidation,
                         acquisition or reorganization).
-------------------------------------------------------------------------------------
Oil/Gas/ Mineral         1.  . . . invest in interests (other than publicly issued
Interests                debentures or equity stock interests) in oil, gas or
                         other mineral exploration or development programs.
-------------------------------------------------------------------------------------
Purchase Securities      3.  . . . purchase on margin or sell short. . .
on Margin
-------------------------------------------------------------------------------------
Purchase Securities      6. Mortgage, pledge or hypothecate its assets (except
on Margin/Mortgage/      as may be necessary in connection with permitted
Pledge and               borrowings); provided, however, this does not prohibit
Hypothecate Assets       escrow, collateral or margin arrangements in
                         connection with its use of options, futures contracts
                         and options on future [sic] contracts.
-------------------------------------------------------------------------------------
Joint and Joint and      8. Participate on a joint or a joint and several basis
Several Trading          in any trading account in securities.
Accounts
-------------------------------------------------------------------------------------

                                      B-1
PAGE









                                                                      418 PROXY




                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

PROXY                                                                   PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                          TEMPLETON LATIN AMERICA FUND
                                NOVEMBER 12, 1999

The undersigned hereby revokes all previous proxies for his or her shares and appoints Barbara J. Green, James R. Baio, and Bruce S. Rosenberg, and each of them, proxies of the undersigned with full power of substitution to each of them, to vote all shares of Templeton Latin America Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Special Shareholders' Meeting to be held at 500 East Broward Boulevard, Fort Lauderdale, FL 33394 at 10:00 a.m., Eastern time on November 12, 1999, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                 NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trust or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


                                 ______________________________________________
                                  Signature

                                 ______________________________________________
                                  Signature

                                 ______________________________________________
                                  Date

              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
                            (Please see reverse side)


PAGE






                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.

                  Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TEMPLETON GLOBAL INVESTMENT TRUST (THE "TRUST"), ON BEHALF OF ITS SERIES, TEMPLETON LATIN AMERICA FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1, 2 (INCLUDING ALL SUB PROPOSALS), 3, AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 - 4.


                                                       FOR       AGAINST   ABSTAIN

1. To change the classification of the Fund from       []          []        []
a diversified to a non-diversified fund, which is
fundamental.

2. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six
(6) Sub Proposals).

   2.a. To amend the Fund's fundamental investment
        restriction regarding borrowing.               []          []        []
   2.b. To amend the Fund's fundamental investment
        restrictin regarding underwriting.             []          []        []
   2.c. To amend the Fund's fundamental investment
        restriction regarding lending.                 []          []        []
   2.d. To amend the Fund's fundamental investment
        restrictions regarding investments in real
        estate and commodities.                        []          []        []
   2.e. To amend the Fund's fundamental investment
        restriction regarding issuing senior
        securities.                                    []          []        []
   2.f. To amend the Fund's fundamental investment
        restriction regarding industry concentration.  []          []        []

3. To approve the elimination of certain of the Fund's
   fundamental investment restriction.                 []          []        []


                                                      GRANT     WITHHOLD   ABSTAIN
4. To grant the proxyholders authority to vote upon
   any other business that may properly come before
   the Meeting or any adjournments thereof.            []          []        []

              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY